Third Quarter 2023 Earnings Supplemental November 8, 2023

Safe Harbor Statement This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, projections and illustrations and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. The illustrative examples herein are forward-looking statements. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2022, under the caption “Risk Factors,” and any subsequent Form 10-Q or other filings made with the SEC. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2

SU MMARY RE SU LT SI NVE ST ME NT P ORT FOLI O * All information pertaining to this slide is as of September 30, 2023, unless otherwise noted. ** Includes maximum loan commitments. Outstanding principal balance of $2.9 billion. *** See definition in the appendix. † As of November 3, 2023. †† See definition and reconciliation to GAAP net income in the appendix. 3 $3.1 billion** Total Portfolio Commitments Across 77 Loan Investments 100% Loans 99% Senior Loans 98% Floating Rate 63.3% Weighted Average LTV*** ~58% Non-Mark-to- Market Borrowings 2.2x Total Debt-to- Equity Leverage** $3.3 billion Total Financing Capacity with $2.2 billion Outstanding $178 million† Cash Balance $38 million Average UPB Company Overview* CAP I TAL I ZAT I ON $(0.14) Q3’23 Distributable (Loss)†† per Basic Share $0.18 Q3’23 Pre-loss Distributable Earnings†† per Basic Share $(0.48) Q3’23 GAAP Net*** (loss) per Basic Share $0.20 Common Dividend per Share; 16.7% Annualized Dividend Yield $148.9 million allowance for credit losses, or 4.9% of portfolio commitments, of which 57%, or $85.1 million, represents specific CECL reserves on four nonaccrual loans. $2.2bn financing capacity across seven facilities with $1.1bn outstanding. $1.0bn in non-recourse and non-mark-to- market borrowings from two CRE CLOs. No remaining corporate debt maturities. $13.28 Book Value per Common Share at September 30, 2023. An internally-managed commercial real estate finance company operating as a REIT, focused on originating and investing in floating-rate, first mortgage loans secured by institutional-quality transitional properties. Conservatively managed balance sheet with a granular investment portfolio and a well-balanced funding profile.

FINANCIAL SUMMARY ▪ GAAP Net (Loss)* of $(24.5) million, or $(0.48) per basic share, inclusive of a $(31.0) million, or $(0.60) per basic share, provision for credit losses. ▪ Pre-loss Distributable Earnings** of $9.5 million, or $0.18 per basic share. Distributable (Loss)** of $(7.3) million, or $(0.14) per basic share, inclusive of a write-off of $(16.8) million, or $(0.32) per basic share. ▪ Book value per common share of $13.28, inclusive of $(2.89) per common share total CECL reserve. ▪ Common stock quarterly dividend per share of $0.20; Series A preferred dividend per share of $0.4375. PORTFOLIO ACTIVITY ▪ Funded $20.2 million on existing loan commitments and one loan upsize of $0.5 million. Realized $177.5 million of total UPB in loan repayments, principal paydowns and amortization. ▪ Transferred to Held-for-Sale a $31.8 million senior loan collateralized by an office property located in Dallas, TX, which resulted in a write-off of $(16.8) million. PORTFOLIO OVERVIEW ▪ $3.1 billion in total commitments across 77 loan investments comprised of over 99% senior loans with a weighted average stabilized LTV of 63.3%† and a realized loan portfolio yield of 8.4%††; over 98% floating rate. ▪ Total CECL reserve of approx. $148.9 million, or 4.9% of total portfolio commitments. ▪ Weighted average portfolio risk rating of 2.7 as of September 30, 2023, with approx. 80% of loans risk ranked 3 or better. CAPITALIZATION & LIQUIDITY ▪ Extended the maturity of the JPMorgan financing facility to July 2025 and upsized its borrowing capacity to $425 million. ▪ Ended Q3 with over $257 million in unrestricted cash and total leverage ratio† of 2.2x. SUBSEQUENT EVENTS ▪ So far in Q4, funded $5.5 million on existing loan commitments and realized $79.3 million in loan payoffs and one loan sale. ▪ Redeemed for cash the $132 million of Convertible Senior Notes that matured on October 1, 2023. Following the redemption, the Company has no corporate debt outstanding. ▪ Increased the borrowing capacity of the JPMorgan financing facility up to $525 million and modified other terms, resulting in additional cash proceeds to the Company of $75 million, which may increase up to $100 million. ▪ As of November 3rd, carried approx. $178 million in unrestricted cash. Q3 2023 Summary Results & Subsequent Events 4* Represents Net Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP net income in the appendix. † See definition in the appendix. †† See definition in the appendix. Includes nonaccrual loans.

SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $19.9 Fee Income $0.1 (Provision) for Credit Losses $(31.0) Revenue / (Expenses) from REO Operations, net $(1.2) Operating Expenses $(8.7) Dividends on Preferred Stock $(3.6) GAAP Net (Loss)* $(24.5) Basic Wtd. Avg. Common Shares 51,577,143 Diluted Wtd. Avg. Common Shares 51,577,143 Net (Loss) Per Basic Share $(0.48) Net (Loss) Per Diluted Share $(0.48) Common Dividend Per Share $0.20 Series A Preferred Dividend Per Share $0.4375 Q3 2023 Financial Summary 5* See definition in the appendix. Due to rounding figures may not result in the totals presented. ** Redeemed with cash upon maturity. SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA, REFLECTS CARRYING VALUES) Cash $257.6 Restricted Cash $26.0 Loans Held-for-Investment, net $2,763.6 Loans Held-for-Sale, net $15.0 Real Estate Owned, net $17.5 Repurchase Facilities $921.3 Securitized (CLO) Debt $999.5 Secured Credit Facility $100.0 Asset-Specific Financing $45.8 Convertible Senior Notes** $131.6 Preferred Equity $205.7 Common Equity $684.9 Total Stockholders’ Equity $890.6 Common Shares Outstanding 51,577,841 Book Value Per Common Share $13.28

$13.93 $13.28 $0.25 $(0.60) $(0.07) $(0.20) $(0.03) $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 6/30/2023 Pre-Provision Earnings (Provision for) Credit Losses Series A Preferred Dividend Declaration Common Stock Dividend Declaration Equity Compensation 9/30/2023 Key Drivers of Q3 2023 Earnings and Book Value Per Share • GAAP Net (Loss)* of $(24.5) million, or $(0.48) per basic share, inclusive of a $(31.0) million, or $(0.60) per basic share, of provision for credit losses. • Distributable (Loss)** of $(7.3) million, or $(0.14) per basic share, inclusive of a write-off of $(16.8) million, or $(0.32) per basic share. • Q3 2023 book value per common share of $13.28, inclusive of $(2.89) per common share total CECL reserve. 6 B OOK VA L U E WA L K P E R SHA R E * Represents Net Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP net income in the appendix.

4.6% 48.7% 26.9% 11.2% 8.6% 1 2 3 4 5 Loan Portfolio Credit Overview 7 GENERAL AND SPECIFIC CECL RESERVE BY QTR.* CECL RESERVE AS % OF COMMITMENTS BY QTR. STABILIZED LTV** RISK RATINGS * $ in millions. ** See definition in the appendix. • Weighted average portfolio risk rating of 2.7 as of September 30, 2023. $47.3 $65.5 $72.3 $63.8 $39.3 $67.5 $62.3 $85.1 $86.6 $133.0 $134.6 $148.9 12/31/2022 3/31/2023 6/30/2023 9/30/2023 General Specific 2.4% 3.8% 4.1% 4.9% 12/31/2022 3/31/2023 6/30/2023 9/30/2023 24.8% 33.5% 19.4% 19.9% 2.4% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80%

Office, 43.7% Multifamily, 32.5% Retail, 9.9% Hotel, 6.6% Industrial, 4.1% Other, 3.2% Loan Portfolio Overview as of September 30, 2023 8 PROPERTY TYPE(1) REGION * See definition in the appendix. ** See definition in the appendix. Includes nonaccrual loans. KEY PORTFOLIO STATISTICS Outstanding Principal Balance $2.9 billion Total Loan Commitments $3.1 billion Number of Investments 77 Average UPB ~$37.9 mil Realized Loan Portfolio Yield** 8.4% Weighted Average Stabilized LTV* 63.3% Weighted Average Fully- Extended Remaining Term(2) 1.8 years Well-diversified and granular portfolio comprised of over 99% senior loans with a weighted average stabilized LTV at origination of 63.3%*. Northeast, 26.6% Southeast, 24.0% Southwest, 21.0% Midwest, 15.9% West, 12.5%

10.9% 14.8% 37.1% 2.4% 19.6% 15.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Pre-2018 2018 2019 2020 2021 2022 % o f P o rt fo li o 1 -M o n th U .S . S O F R % of Floating Rate Loan Portfolio Wtd. Avg. SOFR Floor by Loan Vintage Wtd. Avg. Portfolio SOFR Floor 9 Sensitivity to Short-term Interest Rates QTR. NET INTEREST INCOME PER SHARE SENSITIVITY TO CHANGES IN 1-MO. U.S. SOFR AS OF SEPTEMBER 30, 2023(4) • Portfolio is over 98% floating rate. • Well-positioned for further increases in short-term benchmark interest rates. WEIGHTED AVERAGE SOFR BY LOAN VINTAGE (3) $(0.03) $(0.02) $(0.01) $(0.01) $0.01 $0.01 $0.02 $0.03 (1.00%) (0.75%) (0.50%) (0.25%) 0.25% 0.50% 0.75% 1.00% Change in 1-Month U.S. SOFR (%)

Overview of Risk-Rated “5” Loans 10 San Diego, CA Office(5) Minneapolis, MN Office(6) Los Angeles, CA Mixed-use(7) Minneapolis, MN Hotel(8) Loan Structure Senior floating-rate Senior floating-rate Senior floating-rate Senior floating-rate Origination Date October 2019 August 2019 November 2018 December 2018 Collateral Property 340,000 sq. ft. office building 409,000 sq. ft. office building 83,100 sq. ft. mixed-use building 154 key full-service hotel Total Commitment $93 million $93 million $37 million $28 million Current UPB $93 million $93 million $37 million $28 million Cash Coupon* S + 3.3% S + 2.9% S + 3.6% S + 3.9% Risk Rating 5 5 5 5 * See definition in the appendix. • During Q3 2023, the Company downgraded to a risk rating of “5” a $37.1 million senior loan collateralized by a mixed-use office and retail property located in Los Angeles, CA as the collateral property’s operating performance was adversely affected by the ongoing office leasing challenges and local submarket dynamics. The loan was on nonaccrual status as of September 30, 2023. • As of September 30, 2023, the Company held four collateral-dependent loans that were risk-rated “5” with an aggregate principal balance of $250.9 million, for which the Company recorded an allowance for credit losses of $85.1 million. The Company is actively pursuing resolution options with respect to each of these loans, which may include foreclosure, deed-in-lieu, restructuring, sale of the loan, or sale of the collateral property. • During Q3 2023, the Company transferred to Held-for-Sale and, subsequent to quarter-end, sold a $31.8 million senior loan collateralized by an office property located in Dallas, TX, which resulted in a write-off of $(16.8) million. The loan had a risk rating of “5” and had been on nonaccrual status.

CLOs Repurchase Facilities Senior Convertible Notes Other Non-MTM Asset Specific Funding Mix and Capitalization Highlights 11* See definition in the appendix. ** Redeemed with cash upon maturity. FINANCING SUMMARY AS OF SEPTEMBER 30, 2023 ($ IN MILLIONS) Total Capacity Outstanding Balance(9) Wtd. Avg Coupon* Advance Rate Non- MTM* Repurchase Facilities(10) $1,750 $914 S + 2.61% 64.8% Non–MTM* Repurchase Facility(11) $200 $7 S + 5.00% 23.5% Secured Credit Facility $100 $100 S + 6.50% 53.5% CLO-3 (GPMT 2021-FL3) $499 S + 1.88% 78.4% CLO-4 (GPMT 2021-FL4) (12) $503 S + 1.80% 80.9% Asset-Specific Financing $150 $46 S + 1.81% 77.5% Convertible Senior Notes due Oct. 2023** $132 6.38% — Total Borrowings $2,201 Stockholders’ Equity $891 FUNDING MIX(13) WELL-DIVERSIFIED CAPITAL STRUCTURE WITH MODERATE LEVERAGE LEVERAGE* 1.1x 2.2x 0.0x 1.0x 2.0x 3.0x 9/30/2023 Recourse Leverage Total Leverage ~58% Non–MTM*

Endnotes

Endnotes 13 1) Mixed-use properties represented based on allocated loan amounts. 2) Max remaining term assumes all extension options are exercised and excludes four loans that have passed its maturity date and are not eligible for extension, if applicable. 3) Reflects changes to SOFR floors arising from loan modifications in prior period. 4) Represents estimated change in net interest income for theoretical (+)(-) 25 basis points parallel shifts in 1-month U.S. SOFR, as of 9/30/2023, spot SOFR was 5.32%. All projected changes in quarterly net interest income are measured as the change from our projected quarterly net interest income based off of current performance returns on portfolio as it existed on September 30, 2023. Actual results of changes in annualized net interest income may differ from the information presented in the sensitivity graph due to differences between the dates of actual interest rate resets in our loan investments and our floating rate interest-bearing liabilities, and the dates as of which the analysis was performed. 5) Loan was placed on nonaccrual status as of June 2022. 6) Loan was placed on nonaccrual status as of September 2022. 7) Loan was placed on nonaccrual status as of September 2023. 8) Loan was placed on nonaccrual status as of March 2023. 9) Outstanding principal balance, excludes deferred debt issuance costs. 10) Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Goldman Sachs facility from $250 million to $350 million. 11) Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Centennial facility from $150 million to $200 million. 12) GPMT 2021-FL4 $22.9 million of restricted cash. 13) Other non-MTM includes non-mark-to-market repurchase facility and secured credit facility.

Appendix

Summary of Investment Portfolio 15 ($ IN MILLIONS) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination* Original Term (Years)* Initial LTV* Stabilized LTV* Senior Loans* $3,046.2 $2,904.2 $2,750.4 S + 3.72% S + 3.98% 3.1 66.5% 63.5% Subordinated Loans $13.6 $13.6 $13.1 8.00% 8.11% 10.0 41.4% 36.2% Total Weighted/Average** $3,059.8 $2,917.7 $2,763.6 S + 3.72% S + 3.98% 3.2 66.4% 63.3% * See definition in this appendix. ** Due to rounding figures may not result in the totals presented.

Investment Portfolio 16 ($ IN MILLIONS) Type * Origination Date Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon * All-in Yield at Origination * Original Term (Years) * State Property Type Initial LTV * Stabilized LTV * Asset 1 Senior 12/19 $111.1 $109.2 $109.1 S + 2.80% S + 3.23% 3.0 IL Multifamily 76.5% 73.0% Asset 2 Senior 12/18 96.4 90.2 90.0 S + 3.75% S + 5.21% 3.0 NY Mixed-Use 26.2% 47.6% Asset 3 Senior 08/19 93.1 93.1 93.2 S + 2.85% S + 3.26% 3.0 MN Office 73.1% 71.2% Asset 4 Senior 10/19 92.6 92.6 92.6 S + 3.30% S + 3.86% 3.0 CA Office 63.9% 61.1% Asset 5 Senior 07/19 89.8 79.8 79.7 S + 3.74% S + 4.32% 3.0 IL Office 70.0% 64.4% Asset 6 Senior 10/19 87.8 87.1 87.0 S + 2.60% S + 3.05% 3.0 TN Office 70.2% 74.2% Asset 7 Senior 12/15 86.0 84.8 84.6 S + 4.15% S + 4.43% 4.0 LA Mixed-Use 65.5% 60.0% Asset 8 Senior 06/19 81.7 81.4 81.0 S + 3.29% S + 3.05% 3.0 TX Mixed-Use 71.7% 72.2% Asset 9 Senior 10/22 77.3 77.3 77.3 S + 4.50% S + 4.61% 2.0 CA Retail 47.7% 36.6% Asset 10 Senior 10/19 76.8 76.8 76.7 S + 3.41% S + 3.73% 3.0 FL Mixed-Use 67.7% 62.9% Asset 11 Senior 12/16 66.0 66.0 66.0 S + 5.15% S + 4.87% 4.0 FL Office 73.3% 63.2% Asset 12 Senior 12/19 63.7 62.1 62.0 S + 3.50% S + 3.28% 3.0 NY Office 68.8% 59.3% Asset 13 Senior 07/21 63.3 63.3 63.0 S + 3.05% S + 3.39% 3.0 LA Multifamily 68.8% 68.6% Asset 14 Senior 12/18 60.1 60.1 59.9 S + 2.90% S + 3.44% 3.0 TX Office 68.5% 66.7% Asset 15 Senior 05/22 55.5 45.8 45.5 S + 3.29% S + 3.70% 3.0 TX Multifamily 59.3% 62.9% Assets 16-77 Various Various $1,858.6 $1,748.1 $1,741.3 S + 3.80% S + 4.08% 3.2 Various Various 67.5% 63.4% Allowance for Credit Losses $(145.3) Total/Weighted Average ** $3,059.8 $2,917.7 $2,763.6 S + 3.72% S + 3.98% 3.2 66.4% 63.3% * See definition in this appendix. ** Due to rounding figures may not result in the totals presented.

Average Balances and Yields/Cost of Funds 17 Quarter Ended September 30, 2023 ($ IN THOUSANDS) Average Balance** Interest Income/Expense† Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans* $3,040,502 $63,570 8.4% Subordinated loans 13,597 278 8.2% Total loan interest income/net asset yield $3,054,099 $63,848 8.4% Other - Interest on cash and cash equivalents $2,609 Total interest income $66,457 Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans* $2,161,189 $44,265 8.2% Subordinated loans 8,163 176 8.6% Other: Convertible senior notes 131,521 2,332 7.1% Total interest expense/cost of funds $2,300,873 $46,773 8.1% Net interest income/spread $19,684 0.3% * See definition in this appendix. Included in collateralized borrowings is the Centennial repurchase facility with an outsta nding balance $7.0 million, which became collateralized by REO on May 16, 2023. ** Average balance represents average amortized cost on loans held-for-investment. † Includes amortization of deferred debt issuance costs.

Condensed Consolidated Balance Sheets 18 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA) September 30, 2023 December 31, 2022 ASSETS (unaudited) Loans held-for-investment $ 2,908,855 $ 3,350,150 Allowance for credit losses (145,297) (82,335) Loans held-for-investment, net 2,763,558 3,267,815 Loans held-for-sale, net 14,980 — Cash and cash equivalents 257,592 133,132 Restricted cash 25,955 7,033 Real estate owned, net 17,527 — Accrued interest receivable 12,964 13,413 Other assets 38,045 32,708 Total Assets $ 3,130,621 $ 3,454,101 LIABILITIES AND STOCKHOLDERS’ EQUITY Li abilities Repurchase facilities $ 921,348 $ 1,015,566 Securitized debt obligations 999,536 1,138,749 Asset-specific financings 45,823 44,913 Secured credit facility 100,000 100,000 Convertible senior notes 131,600 130,918 Dividends payable 14,336 14,318 Other liabilities 27,233 24,967 Total Liabilities 2,239,876 2,469,431 Commitments and Contingencies 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 issued and outstanding ($1,000,000 liquidation preference) — 1,000 Stockholders’ Equity 7.00% Series A cumulative redeemable preferred stock, par value $.01 per share; 11,500,000 shares authorized and 8,229,500 an d 8,229,500 shares issued and outstanding, respectively; liquidation preference $25.00 per share 82 82 Common stock, par value $0.01 per share; 450,000,000 shares authorized and 51,577,841 and 52,350,989 shares issued and outstanding, respectively 516 524 Additional paid-in capital 1,202,151 1,202,315 Cumulative earnings 80,968 130,693 Cumulative distributions to stockholders (393,097) (350,069) Total Granite Point Mortgage Trust Inc. Stockholders’ Equity 890,620 983,545 Non-controlling interests 125 125 Total Equity $ 890,745 $ 983,670 Total Liabilities and Stockholders’ Equity $ 3,130,621 $ 3,454,101

Condensed Consolidated Statements of Comprehensive Income (Loss) 19 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (in thousands, except share data) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 In t erest income: (unaudited) (unaudited) (unaudited) (unaudited) Loans held-for-investment $ 63,848 $ 52,121 $ 195,358 $ 148,475 Cash and cash equivalents 2,839 714 6,876 960 To t al interest income 66,687 52,835 202,232 149,435 In t erest expense: Repurchase facilities 21,986 15,098 64,630 30,486 Secured credit facility 3,178 — 9,182 — Securitized debt obligations 18,414 14,416 54,353 34,992 Convertible senior notes 2,332 4,585 6,975 13,703 Term financing facility — — — 1,713 Asset-specific financings 862 442 2,424 1,046 Senior secured term loan facilities — — — 3,754 To t al Interest Expense 46,772 34,541 137,564 85,694 Ne t interest income 19,915 18,294 64,668 63,741 O t her (loss) income: Revenue from real estate owned operations 1,056 — 1,518 — (Provision for) Benefit from credit losses (31,008) (35,442) (83,236) (52,757) Gain (loss) on extinguishment of debt — — 238 (18,823) Fee income 81 — 81 954 To t al other (loss) income (29,871) (35,442) (81,399) (70,626) Ex p enses: Compensation and benefits 5,044 4,953 17,165 16,539 Servicing expenses 1,331 1,336 4,029 4,297 Expenses from real estate owned operations 2,233 — 3,897 — Other operating expenses 2,358 2,068 7,809 6,867 To t al expenses 10,966 8,357 32,900 27,703 Income (loss) before income taxes (20,922) (25,505) (49,631) (34,588) Provision for (benefit from) income taxes 15 (1) 94 11 Ne t income (loss) (20,937) (25,504) (49,725) (34,599) Dividends on preferred stock 3,600 3,626 10,850 10,876 Ne t income (loss) attributable to common stockholders $ (24,537) $ (29,130) $ (60,575) $ (45,475) Basic earnings (loss) per weighted average common share $ (0.48) $ (0.56) $ (1.17) $ (0.85) Diluted earnings (loss) per weighted average common share $ (0.48) $ (0.56) $ (1.17) $ (0.85) D iv idends declared per common share $ 0.20 $ 0.25 $ 0.60 $ 0.75 We ighted a verage number of shares of common stock outstanding: Basic 51,577,143 52,350,989 51,805,265 53,234,498 Diluted 51,577,143 52,350,989 51,805,265 53,234,498 Ne t income (loss) attributable to common stockholders $ (24,537) $ (29,130) $ (60,575) $ (45,475) Co mp rehensive income (loss) $ (24,537) $ (29,130) $ (60,575) $ (45,475)

Reconciliation of GAAP Net (Loss) Income to Distributable Earnings* 20 ($ IN MILLIONS, EXCEPT PER SHARE DATA) (UNAUDITED) Q3 2023 Q2 2023 Q1 2023 Q4 2022 GAAP Net (Loss) Income* $(24.5) $1.4 $(37.5) $(9.9) Adjustments: Provision (Benefit from) for Credit Losses $31.0 $5.8 $46.4 $16.5 Loss (Gain) on Extinguishment of Debt $- $- $(0.2) $- Loss on Loan Sale $- $- $- $1.7 Non-Cash Equity Compensation $1.6 $2.4 $2.0 $0.6 Depreciation and Amortization on Real Estate Owned $1.4 $0.6 $- $- Distributable Earnings* Pre-loss and Write-off $9.5 $10.2 $10.7 $9.0 Loan Write-off $(16.8) $(4.2) $- $(15.5) Loss on Loan Sale $- $- $- $(1.7) Distributable Earnings (Loss)* $(7.3) $6.0 $10.7 $(8.2) Basic Wtd. Avg. Common Shares 51,577,143 51,538,309 52,308,380 52,350,989 Diluted Wtd. Avg. Common Shares 51,577,143 51,619,072 52,308,380 52,350,989 Distributable Earnings* Per Basic Share Pre-loss and Loan Write-off $0.18 $0.20 $0.20 $0.17 Distributable Earnings (Loss)* Per Basic Share $(0.14) $0.12 $0.20 $(0.16) * See definition in this appendix.

($ in thousands) At 12/31/22 At 3/31/23 At 6/30/23 At 9/30/23 ASSETS Loans Held-for-Investment $3,350,150 $3,310,830 $3,096,500 $2,908,855 Allowance for credit losses $(82,335) $(128,451) $(130,412) $(145,297) Carrying Value $3,267,815 $3,182,379 $2,966,088 $2,763,558 LIABILITIES Other liabilities impact* $4,249 $4,543 $4,200 $3,572 STOCKHOLDERS’ EQUITY Cumulative earnings impact $(86,584) $(132,994) $(134,611) $(148,869) Financial Statements Impact of CECL Reserves 21 • Total allowance for credit losses of $148.9 million, of which $3.6 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) Q3 2023 Change in allowance for credit losses: Provision for credit losses $(31,008) Write-off $16,750 Total change in allowance for credit losses $(14,258) * Represents estimated allowance for credit losses on unfunded loan commitments.

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2022, and for all subsequent reporting periods ending on or after December 31, 2022, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to overtime serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings is considered a key indicator of our ability to generate sufficient income to pay our common dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net income and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall run-rate operating performance of our business. ▪ For reporting purposes, we define Distributable Earnings as net income attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income or in net income for such period); and (iv) certain non-cash items and one- time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings 22

▪ While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but non-recoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the three months ended September 30, 2023, we recorded provision for credit losses of $(31.0) million, which has been excluded from Distributable Earnings, consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings. During the three months ended September 30, 2023, we recorded $(1.4) million in depreciation and amortization on real estate owned and related intangibles, which has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings, consistent with certain one-time events pursuant to our existing policy for reporting Distributable Earnings as a helpful indicator in assessing the overall run-rate operating performance of our business. ▪ Distributable Earnings does not represent net income or cash flow from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings (cont’d) 23

Other Definitions 24 Realized Loan Portfolio Yield ▪ Provided for illustrative purposes only. Calculations of realized loan portfolio yield are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Initial LTV ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Net (Loss) Income Attributable to Common Stockholders ▪ GAAP Net (Loss) Income attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Non—MTM ▪ Non-Mark-to-Market. Original Term (Years) ▪ The initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Pre-Provision Earnings ▪ Net interest income, less operating expenses and provision for income taxes. Recourse Leverage ▪ Borrowings outstanding on repurchase facilities, non-mtm repurchase facility, secured credit facility, asset-specific financing and convertible senior notes, less cash, divided by total stockholders’ equity. REO ▪ Real estate owned. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans.

Other Definitions (cont’d) 25 Stabilized LTV ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Total Leverage ▪ Borrowings outstanding on repurchase facilities, non-mtm repurchase facility, secured credit facility, CLO’s, asset-specific financing and convertible senior notes, less cash, divided by total stockholders’ equity. Wtd. Avg Coupon ▪ Does not include fees and other transaction related expenses.

Company Information 26 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com. Contact Information: Corporate Headquarters: 3 Bryant Park, 24th Floor New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Chris Petta Investor Relations 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com JMP Securities Steven DeLaney (212) 906-3517 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Stephen Laws (901) 579-4868 Analyst Coverage:* *No report of any analyst is incorporated by reference herein and any such report represents the sole views of such analyst.